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                                 Exhibit 10 (b)

                         Consent of Independent Counsel
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       [TRANSMITTED ON SUTHERLAND, ASBILL & BRENNAN, L.L.P. LETTERHEAD]




                                April 24, 1997



VIA EDGARLINK

Board of Directors
Canada Life Insurance Company of America
330 University Avenue
Toronto, Canada M5G 1R8

Ladies and Gentlemen:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 8 to the registration statement on Form N-4 for the Canada Life of America Variable Annuity Account 2 (File No. 33-55890). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                   Very truly yours,


                                   SUTHERLAND, ASBILL & BRENNAN, L.L.P.



                                   By: /s/ Stephen E. Roth
                                       ---------------------------------
                                       Stephen E. Roth